                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as
       permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to (S)240.14a-11(c) or
      (S)240.14a-12

                           INVESCO STOCK FUNDS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

      -------------------------------------------------------------------------

      2) Aggregate number of securities to which transaction applies:

      -------------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      -------------------------------------------------------------------------

      4) Proposed maximum aggregate value of transaction:

      -------------------------------------------------------------------------

      5) Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
                                ------------------------------------------------
      2) Form, Schedule or Registration Statement No.:
                                                      --------------------------
      3) Filing Party:
                      ----------------------------------------------------------
      4) Date Filed:
                    ------------------------------------------------------------

[LOGO APPEARS HERE] (R)
                                                      INVESCO STOCK FUNDS, INC.
                                                          INVESCO Dynamics Fund
                                                   INVESCO Growth & Income Fund
                                                          INVESCO Endeavor Fund
                                                                 March 23, 1999
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Dear Shareholder:

  The attached proxy materials seek your approval to make certain changes in the fundamental investment restrictions of each of INVESCO Dynamics Fund, INVESCO Growth & Income Fund, and INVESCO Endeavor Fund (each a "Fund" and, collectively, the "Funds"), each a series of INVESCO Stock Funds, Inc. (formerly INVESCO Equity Funds, Inc., formerly INVESCO Capital Appreciation Funds, Inc.) ("Stock Funds"), to elect directors of Stock Funds, and to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of each Fund.

  Your board of directors unanimously recommends a vote FOR all proposals. The board believes that the proposed changes are in the best interests of the Funds and their respective shareholders. You are being asked to approve certain changes to the fundamental investment restrictions of the Funds that will modernize their fundamental restrictions and make them more uniform with those of the other INVESCO Funds. The attached proxy materials provide more information about the proposed changes in fundamental investment restrictions and the other matters you are being asked to vote upon.

  Your vote is important no matter how many shares you own. Voting your shares early will permit Stock Funds to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date, and sign your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, through the Internet, or in person.

                                        Very truly yours,

                                        /s/ Mark H. Williamson

                                        Mark H. Williamson
                                        President
                                        INVESCO Stock Funds, Inc.

9966

                                                          INVESCO DYNAMICS FUND
                                                   INVESCO GROWTH & INCOME FUND
                                                          INVESCO ENDEAVOR FUND
                                   (each a series of INVESCO STOCK FUNDS, INC.)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 MAY 20, 1999

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-------------------------------------------------------------------------------

  Notice is hereby given that a special meeting of shareholders (the "Meeting") of INVESCO Dynamics Fund ("Dynamics Fund"), INVESCO Growth & Income Fund ("Growth & Income Fund"), and INVESCO Endeavor Fund ("Endeavor Fund") (each a "Fund" and, collectively, the "Funds"), each a series of INVESCO Stock Funds, Inc. (formerly INVESCO Equity Funds, Inc., formerly INVESCO Capital Appreciation Funds, Inc.) ("Stock Funds"), will be held on May 20, 1999, at 10:00 a.m., Mountain Time, at the offices of INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado, for the following purposes:

  1. For each Fund voting separately, to approve certain changes to the fundamental investment restrictions of each Fund;

  2. For the Funds voting together, to elect directors of Stock Funds;

  3. For each Fund voting separately, to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of each Fund; and

  4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

  You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of any Fund at the close of business on March 12, 1999. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope.

                                        By order of the Board of Directors,

                                        /s/ Glen A. Payne

                                        Glen A. Payne
                                        Secretary

March 23, 1999

Denver, Colorado

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

   Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. IF YOU DATE, SIGN, AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet, by facsimile machine, or in person. To vote by telephone, please call 1-800-690-6903. Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number that appears on your proxy card. To vote via the Internet, please access http://www.proxyvote.com on the World Wide Web. In addition, shares that are registered in your name may be voted by faxing your completed proxy card to 1-800-733-1885. If we do not receive your completed proxy card after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

   Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                                                      INVESCO STOCK FUNDS, INC.
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                             INVESCO Dynamics Fund
                         INVESCO Growth & Income Fund
                             INVESCO Endeavor Fund
                            7800 East Union Avenue
                            Denver, Colorado 80237
                          (Toll Free) 1-800-646-8372

                             Proxy Statement

                     Special Meeting of Shareholders
                                 May 20, 1999

                              VOTING INFORMATION

  This Proxy Statement is being furnished to shareholders of INVESCO Dynamics Fund ("Dynamics Fund"), INVESCO Growth & Income Fund ("Growth & Income Fund") and INVESCO Endeavor Fund ("Endeavor Fund") (each a "Fund" and, collectively, the "Funds"), each a series of INVESCO Stock Funds, Inc. (formerly INVESCO Equity Funds, Inc., formerly INVESCO Capital Appreciation Funds, Inc.) ("Stock Funds"), in connection with the solicitation of proxies from shareholders of the Funds by the Board of Directors of Stock Funds (the "Board") for use at a special meeting of shareholders to be held on May 20, 1999 (the "Meeting"), and at any adjournment of the Meeting. This Proxy Statement will first be mailed to shareholders on or about March 23, 1999.

  For each Fund, one-third of the Fund's shares outstanding on March 12, 1999 (the "Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more of the proposals set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST that proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if a quorum is present with respect to each proposal, sufficient votes have been received and it is otherwise appropriate.

  Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

  The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you date, sign, and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of each of the proposals and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by the Stock Funds prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

  In order to reduce costs, the notices to a shareholder having more than one account in a Fund listed under the same social security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.

  As of the Record Date, each Fund had the following shares of common stock outstanding: 107,217,704.112 (Dynamics Fund); 3,774,755.492 (Growth & Income
Fund); and 4,327,662.778 (Endeavor Fund). The solicitation of proxies, the cost of which will be borne half by INVESCO Funds Group, Inc. ("INVESCO"), the investment adviser and transfer agent of the Funds, and half by the Funds, will be made primarily by mail but also may be made by telephone or oral communications by representatives of INVESCO and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies ("INVESCO Funds"), who will not receive any compensation for these activities from the Funds, or by Shareholder Communications Corporation, professional proxy solicitors, which will be paid fees and expenses of up to approximately $102,000 for soliciting services. If votes are recorded by telephone, Shareholder Communications Corporation will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail, by facsimile or through a secure Internet site. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted at the meeting in the same manner that proxies voted by mail may be revoked.

  Copies of each Fund's most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders may request copies of these reports, without charge, by writing to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706, or by calling toll-free 1-800-646-8372.

  Except as set forth in Appendix A, INVESCO does not know of any person who owns beneficially 5% or more of the shares of any Fund. Directors and officers of Stock Funds own in the aggregate less than 1% of the shares of each Fund.

  Vote Required. Approval of Proposal 1 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). This means that for each Fund, Proposal 1 must be approved by the lesser of (1) 67% of that Fund's shares present at a meeting of shareholders if the owners of more than 50% of that Fund's shares then outstanding are present in person or by proxy or (2) more than 50% of that Fund's outstanding shares. A plurality of the votes of Stock Funds cast at the meeting is sufficient to approve Proposal 2. Approval of Proposal 3 with respect to a Fund requires the affirmative vote of a majority of the votes of that Fund present at the Meeting, provided a quorum is present with respect to that Fund. Each outstanding full share of each Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If any Proposal is not approved by the requisite vote of shareholders of a Fund or Stock Funds, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

 PROPOSAL 1: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS
                                 OF THE FUNDS

  As required by the 1940 Act, each Fund has adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in the Funds' Statement of Additional Information. These fundamental restrictions may be changed only with shareholder approval. Restrictions that a Fund has not specifically designated as fundamental are considered to be "non-fundamental" and may be changed by the Board of Stock Funds without shareholder approval.

  Some of the Funds' fundamental restrictions reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect. Also, as other INVESCO Funds have been created over the years, these funds have adopted substantially similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation. Accordingly, the Board of Stock Funds has approved revisions to the Funds' fundamental restrictions in order to simplify, modernize and make the Funds' fundamental restrictions more uniform with those of the other INVESCO Funds.

  The Board believes that eliminating the disparities among the INVESCO Funds' fundamental restrictions will enhance management's ability to manage the Funds' assets efficiently and effectively in changing regulatory and investment environments and permit directors to review and monitor investment policies more easily. In addition, standardizing the fundamental restrictions of the INVESCO Funds will assist the INVESCO Funds in making required regulatory filings in a more efficient and cost-effective way. Although the proposed changes in fundamental restrictions will allow each Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in each Fund.

  The text and a summary description of each proposed change to each Fund's fundamental restrictions are set forth below, together with the text of each current corresponding fundamental restriction. The text below also describes any non-fundamental restrictions that would be adopted by the Board in conjunction with the revision of certain fundamental restrictions. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without further shareholder approval.

  If approved by the Funds' shareholders at the Meeting, the proposed changes in the Funds' fundamental restrictions will be adopted by each Fund. The Funds' statement of additional information will be revised to reflect those changes as soon as practicable following the Meeting.

a. Modification of fundamental restriction on issuer diversification

  Dynamics Fund's current fundamental restriction on issuer diversification is as follows:

  The Fund may not purchase securities if the purchase would cause the Fund, at the time, to have more than 5% of its total assets invested in the securities of any one issuer or to own more than 10% of the voting securities of any one issuer (except obligations issued or guaranteed by the U.S. Government).

  Growth & Income Fund's current fundamental restriction on issuer diversification is as follows:

  The Fund will not, with respect to 75% of its total assets, purchase securities if the purchase would cause the Fund, at the time, to have more than 5% of the value of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. Government).

Endeavor Fund's current fundamental restriction on issuer diversification is as follows:

  The Fund will not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or municipal securities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
   (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

  The Board recommends that shareholders of each fund vote to replace that fund's current fundamental restriction with the following fundamental restriction:

  The Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

  The proposed fundamental restriction concerning diversification is the limitation imposed by the 1940 Act for diversified investment companies. The amended fundamental restriction would allow Dynamics Fund, and would continue to allow Growth & Income Fund, with respect to 25% of its total assets, to invest more than 5% of its assets in the securities of any issuer and to hold more than 10% of the voting securities of an issuer. Growth & Income Fund would continue to be, and Dynamics Fund would now be, required to invest 75% of their respective total assets so that no more than 5% of total assets are invested in any one issuer, and so that each Fund would not own more than 10% of the voting securities of an issuer. The amended fundamental restriction would also eliminate the present exclusion for municipal securities from Endeavor Fund's diversification requirement.

  The amended restriction would give Dynamics Fund greater investment flexibility by permitting it to acquire larger positions in the securities of a particular issuer, consistent with its investment objective and strategies. This increased flexibility could provide opportunities to enhance Dynamics Fund's performance. Investing a larger percentage of Dynamics Fund's assets in a single issuer's securities, however, increases the Fund's exposure to credit and other risks associated with that issuer's financial condition and operations, including the risk of default on debt securities.

  The amended proposed modification would conform each Fund's fundamental restriction on issuer diversification to a restriction that is expected to become standard for all INVESCO Funds. In addition, the fundamental restriction would provide the managers of Dynamics Fund and Growth & Income Fund with greater investment flexibility because it would allow the Funds to invest in the securities of other investment companies to the extent permitted by the 1940 Act. Endeavor Fund would continue to be able to invest in other investment companies, to the extent permitted by the 1940 Act. The ability of mutual funds to invest in other investment companies is currently generally restricted by rules under the 1940 Act, including by a rule limiting all such investments to 10% of a mutual fund's total assets and investment in any one investment company to an aggregate of 5% of the value of the investing fund's total assets and 3% of the total outstanding voting stock of the acquired investment company. The revision would give Dynamics Fund and Growth & Income Fund flexibility to invest in other investment companies in the event legal and other regulatory requirements change.

b. Modification of fundamental restriction on industry concentration and adoption of non-fundamental restriction on classification of domestic and foreign banking

  Dynamics Fund's current fundamental restriction on industry concentration is as follows:

  The Fund may not invest more than 25% of the value of the Fund's assets in one particular industry.

  Growth & Income Fund's current fundamental restriction on industry concentration is as follows:

  The Fund may not invest more than 25% of the value of the Fund's total assets in one particular industry.

  Endeavor Fund's current fundamental restriction on industry concentration is as follows:

  The Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

  The Board recommends that shareholders of each Fund vote to replace that Fund's current fundamental restriction with the following fundamental restriction:

  The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

  The primary purpose of the modification is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on concentration for greater uniformity and to avoid unintended limitations, without materially altering the restriction. The proposed changes would exclude from the restriction municipal securities and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. It is not expected that this revision will lead to any changes in the Funds' practices with respect to investment concentration.

  If the proposal is approved, the Board will also adopt a non-fundamental policy with respect to industry classifications for each Fund providing that domestic and foreign banking will be considered to be different industries.

c. Modification of fundamental restriction on underwriting securities (Dynamics Fund and Growth & Income Fund only)

  Each of Dynamics Fund and Growth & Income Fund currently has a fundamental restriction on underwriting securities providing that the Fund will not or may not "engage in the underwriting of any securities."

  The Board recommends that shareholders of Dynamics Fund and Growth & Income Fund vote to replace this restriction with the following fundamental restriction:

  The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities.

  The purpose of the proposal is to eliminate minor differences in the wording of Dynamics Fund's and Growth & Income Fund's current fundamental restriction on underwriting for greater uniformity with the fundamental restrictions of other INVESCO Funds and to avoid unintended limitations.

d. Modification of fundamental restriction on borrowing and adoption of non-fundamental restriction on borrowing

  Dynamics Fund's current fundamental restriction on borrowing is as follows:

  The Fund may not borrow money (in the event the board of directors should authorize the borrowing of money for the purpose of exercising permissive leverage) unless immediately thereafter the Fund's total net assets equal at least 400% of all borrowings, except that the percentage may be less than 400% if reduced because of changes in the value of the Fund's investments, but it is required at all times to comply with the provisions of the Investment Company Act of 1940 and to maintain asset coverage of at least 300%. The Fund may borrow only from banks.

  Growth & Income Fund's current fundamental restriction on borrowing is as follows:

  The Fund will not borrow money in excess of 5% of the value of its total assets and then only from banks, and when borrowing, it is a temporary measure for emergency purposes.

  Endeavor Fund's current fundamental restriction on borrowing is as follows:

  The Fund will not borrow money in an amount exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

  The Board recommends that shareholders of each Fund vote to replace their restrictions on borrowing with the following fundamental restriction:

  The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3 % of its total assets (including the amount borrowed) less liabilities (other than borrowings).

  The primary purpose of the proposal is to eliminate differences between the INVESCO Funds' current fundamental restrictions on borrowing and those imposed by the 1940 Act. Growth & Income Fund's fundamental restriction is more limiting than the restrictions imposed by the 1940 Act in that it limits the purpose for which the Fund may borrow money to "temporary or emergency purposes." The proposed revision would eliminate the restrictions on the purposes for which Growth & Income Fund may borrow money. Dynamics Fund and Growth & Income Fund's fundamental restrictions are more limiting than is required by the 1940 Act in limiting borrowings to 25% and 5% of total assets, respectively. The proposal would increase, from 25% to 33 1/3% for Dynamic Fund, and, from 5% to 33 1/3% for Growth & Income Fund, the amount that each Fund may borrow as a percentage of its total assets.

  The Board does not currently intend to operate any of the Funds as a "leveraged" Fund. If the proposal is approved, the Board will adopt the following non-fundamental policy with respect to borrowing for each Fund:

  The Fund may borrow only from a bank or from an open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of [the fundamental limitation on borrowing]).

  The non-fundamental restriction reflects each Fund's current policy that borrowing by a Fund may only be done for temporary or emergency purposes. In addition to borrowing from banks, as permitted by each Fund's current restriction, the non-fundamental restriction would permit each Fund to borrow from open-end funds managed by INVESCO or an affiliate or successor thereof. A Fund would not be able to do so, however, unless it obtains permission for such borrowings from the Securities and Exchange Commission ("SEC"). The non-fundamental restriction also clarifies that reverse repurchase agreements will be treated as borrowings. The Board believes that this approach, making each Fund's fundamental restriction on borrowing no more limiting than is required under the 1940 Act, while incorporating more strict limits on borrowing in a non-fundamental restriction, will maximize the Funds' flexibility for future contingencies.

e. Modification of fundamental restriction on preference shares and funded debt (Dynamics Fund and Growth & Income Fund only)

  Each of Dynamics Fund and Growth & Income Fund currently has a fundamental restriction providing that the Fund may not or will not "issue preference shares or create any funded debt."

  The Board recommends that shareholders of the Funds vote to replace this restriction with the following fundamental restriction:

  The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

  The primary purpose of the proposal is to conform the ability of the Funds to issue "senior securities" to the limitations set forth in the 1940 Act. The term "senior securities" is generally defined for this purpose to refer to fund obligations that have a priority over the fund's shares with respect to the distribution of fund assets or the payment of dividends. The Board believes that the adoption of the proposed fundamental restriction, which does not specify the manner in which senior securities may be issued and is no more limiting than is required under the 1940 Act, would maximize the Funds' flexibility for future contingencies and would conform to the fundamental restrictions of the other INVESCO Funds on the issuance of senior securities.

f. Modification of fundamental restriction on loans (Dynamics Fund and Growth & Income Fund only)

  Each of Dynamics Fund and Growth & Income Fund currently has a fundamental restriction on loans providing that the Fund will not or may not:

  make loans to any person, except through the purchase of debt securities in accordance with the Fund's investment policies, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33 1/3% of the Fund's total net assets (taken at current value). No more than 10% of the Fund's total net assets may be invested in repurchase agreements maturing in more than seven days.

  The Board recommends that shareholders of the Funds vote to replace this restriction with the following fundamental restriction:

  The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

  The primary purposes of the proposal are to eliminate the limitations regarding repurchase agreements, to conform to the 1940 Act requirements regarding the lending of securities, and to permit limited investment in loans. The Board believes that the proposed fundamental restriction is no more limiting than is required under the 1940

Act. In addition, the Board believes the proposal will provide greater flexibility, maximize the Funds' lending capabilities and conform to the fundamental restrictions of other INVESCO Funds on the lending of Fund securities.

g. Modification of fundamental restriction on investing in real estate and commodities (Dynamics Fund and Growth & Income Fund only)

  Dynamics Fund currently has a fundamental restriction on the purchase of commodities and real estate as follows:

  The Fund may not buy or sell real estate (however, the Fund may purchase securities of companies investing in real estate), commodities or commodity contracts.

  Growth & Income Fund currently has a fundamental restriction on the purchase of commodities and real estate as follows:

  The Fund will not buy or sell commodities, commodity contracts or real estate (however, the Fund may purchase securities of companies investing in real estate). This restriction shall not prevent the Fund from purchasing or selling options on individual securities, security indexes, and currencies, or financial futures or options on financial futures, or undertaking forward foreign currency contracts.

  The Board recommends that shareholders of the Funds vote to replace these restrictions with the following two fundamental restrictions:

  The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

  The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

  The proposed changes to this investment restriction are intended to conform the restrictions to those of the other INVESCO Funds and to ensure that Dynamics Fund and Growth & Income Fund will each have maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Funds by the Board. Due to the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities," particularly in the context of the jurisdiction of the Commodities Futures Trading Commission, it is important for each Fund's policy to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by INVESCO and is within the investment parameters established by the Board. To maximize that flexibility, the Board recommends that each Fund's fundamental restriction on commodities investments be clear in permitting the use of derivative products, even if the applicable non-fundamental fundamental restrictions of a Fund currently would not allow investment in one or more of the permitted transactions.

  In addition to conforming each Fund's fundamental restrictions to those of the other INVESCO Funds, the proposed amendment also more completely describes the types of real estate-related securities investments that are permissible for the Funds and permits the Funds to purchase or sell real estate acquired as a result of ownership of securities or other instruments (e.g., through foreclosure on a mortgage in which a fund directly or indirectly holds an interest). The Board believes that this clarification will make it easier for decisions to be made concerning the Funds' investments in real estate-related securities without materially altering the general restriction on direct investments in real estate or interests in real estate.

h. Modification of fundamental policy on investing in another investment company and adoption of non-fundamental restriction on investing in another investment company (Dynamics Fund and Growth & Income Fund only)

  Each of Dynamics Fund and Growth & Income Funds currently has a fundamental restriction providing that the Fund may not or will not:

  invest in securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation.

  The Board recommends that shareholders of each Fund vote to replace this fundamental restriction with the following fundamental restriction:

  The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

  The proposed revision to each Dynamics Fund and Growth & Income Fund's current fundamental restrictions will ensure that the INVESCO Funds have uniform policies permitting each Fund to adopt a "master/feeder" structure whereby one or more Funds invest all of their assets in another Fund. The master/feeder structure has the potential, under certain circumstances, to minimize administration costs and maximize the possibility of gaining a broader investor base. Currently, none of the INVESCO Funds intend to establish a master/feeder structure; however, the Board recommends that Dynamics Fund and Growth & Income Fund shareholders adopt a policy that would permit this structure in the event that the Board determines to recommend the adoption of a master/feeder structure by the Fund. The proposed revision would require that any fund in which a Fund may invest under a master/feeder structure be advised by INVESCO or an affiliate.

  If the proposal is approved, the Board will adopt a non-fundamental policy for the Dynamics Fund and Growth & Income Fund as follows:

  The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

  The primary purpose of this non-fundamental restriction is to conform to the other INVESCO Funds and to the 1940 Act requirements for investing in other investment companies. Currently, Dynamics Fund and Growth & Income Fund's fundamental restrictions are much more limiting than the restriction imposed by the 1940 Act. Adoption of this non-fundamental restriction will enable the Funds to purchase the securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an exemption granted by the SEC. If a Fund did purchase the securities of another investment company, shareholders might incur additional expenses because the Fund would have to pay its ratable share of the expenses of the other investment company.

i. Elimination of fundamental restriction on short sales and margin purchases and adoption of non-fundamental restriction on short sales and margin purchases (Dynamics Fund and Growth & Income Fund only)

  Dynamics Fund's current fundamental restriction on selling short and buying on margin is as follows:

  The Fund may not sell short or buy on margin.

  Growth & Income Fund's current fundamental restriction on selling short and buying on margin is as follows:

  The Fund will not sell short or buy on margin, except for the Fund's purchase or sale of options or futures, or writing, purchasing or selling puts or calls options.

  The Board recommends that shareholders of each of the Funds vote to eliminate this fundamental restriction. If the proposal is approved by shareholders, the Board will adopt the following non-fundamental restriction:

  The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

  The proposed changes clarify the wording of the restriction and expand the restriction, which generally prohibits Dynamics Fund and Growth & Income Fund from selling securities short or buying securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The proposed non-fundamental restriction permits "short sales against the box," when an investor sells securities short while owning the same securities in the same amount or having the right to obtain equivalent securities. It also permits a Fund to borrow on a short-term basis and to enter into short positions and make margin payments with respect to a variety of financial instruments. The Funds' current restriction prohibits each Fund from purchasing securities on margin or selling short but does not clearly provide for an exception for transactions requiring margin payments and short positions such as the sale and purchase of futures contracts and options on futures contracts.

  The Board believes that elimination of the fundamental restriction and the adoption of the non-fundamental restrictions will provide the Funds with greater investment flexibility.

j. Elimination of fundamental restriction on investing in companies for the purpose of exercising control or management (Dynamics Fund and Growth & Income Fund only)

  Each of Dynamics Fund and Growth & Income Fund currently has a fundamental restriction providing that the fund may not or will not "invest in any company for the purpose of exercising control or management."

  The Board recommends that shareholders of Dynamics Fund and Growth & Income Fund vote to eliminate this restriction. There is no legal requirement that a fund have an affirmative policy on investment for the purpose of exercising control or management if it does not intend to make investments for that purpose. The Funds have no intention of investing in any company for the purpose of exercising control or management. By eliminating this restriction, the Board may, however, be able to authorize such a strategy in the future if it concludes that doing so would be in the best interest of the Funds and their shareholders.

k. Elimination of fundamental restriction on investing in securities that are illiquid or not readily marketable and adoption of non-fundamental restriction on investing in illiquid securities (Dynamics Fund and Growth & Income Fund only)

  Dynamics Fund's current fundamental restriction concerning illiquid securities is as follows:

  The Fund may not purchase the securities of any company if as a result of such purchase more than 10% of total assets would be invested in securities that are illiquid because of the legal or contractual restrictions on resale to which they are subject ("restricted securities"), or because there are no readily available market quotations for such securities, or enter into a repurchase agreement maturing in more than seven days, if as a result, such repurchase agreements, together with illiquid securities, would constitute more than 10% of total assets.

  Growth & Income Fund's current fundamental restriction concerning securities that are not readily marketable is as follows:

  The Fund will not buy other than readily marketable securities.

  The Board recommends that shareholders of the Funds vote to eliminate these fundamental restrictions. If the proposal is approved, the Board will adopt a non-fundamental restriction as follows:

  The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

  The primary purposes of the proposal are to conform to the federal securities law requirements regarding investment in illiquid securities and to conform the fundamental restrictions of Dynamics Fund and Growth & Income Fund to those of the other INVESCO Funds. Currently, each Fund's fundamental restrictions limit investment in securities that are not "readily marketable," including illiquid securities. The proposed non-fundamental restriction would clarify that the Funds may invest in illiquid securities and it would restrict investment in such securities to 15% of that Fund's net assets, as permitted under the 1940 Act. The proposal also eliminates the specific limitation regarding entering into repurchase agreements maturing in more than seven days because such agreements are routinely treated as illiquid securities by the SEC. The Board believes that the proposed elimination of the fundamental restrictions and subsequent adoption of the non-fundamental restriction will make the restriction more accurately reflect market conditions and will maximize the Funds' flexibility for future contingencies. The Board may delegate to INVESCO, the Funds' investment adviser, the authority to determine whether a security is liquid for the purposes of this non-fundamental restriction.

l. Elimination of fundamental restriction on purchase of securities of issuers owned by directors and officers of the Funds or their investment adviser (Dynamics Fund and Growth & Income Fund only)

  Each of Dynamics Fund and Growth & Income Fund currently has a fundamental restriction providing that the Fund may not or will not:

  purchase securities of any company in which any officer or director of the Fund or its investment adviser owns more than 1/2 of 1% of the outstanding securities, or in which all of the officers or directors of the Fund and its investment adviser, as a group, own more than 5% of such securities.

  The Board recommends that shareholders of the Funds vote to eliminate this restriction.

  Funds are not legally required to have a fundamental restriction limiting or prohibiting the purchase of securities of companies that are also owned by affiliated parties of the fund. This restriction was derived from state laws that are no longer applicable. The concerns that this restriction was designed to address are sufficiently safeguarded against by provisions of the 1940 Act applicable to the Funds, as well as by each Fund's other fundamental restrictions. Specifically, to the extent that this restriction seeks to limit possible conflicts of interest arising out of transactions with affiliated parties, the restriction is unnecessary and unduly burdensome since the Funds are subject to the extensive affiliated transaction provisions of the 1940 Act. Because this fundamental restriction does not provide any additional protections to shareholders and may hinder the Board in pursuing investment strategies that may be advantageous to the Funds, the Board recommends that this fundamental restriction be eliminated.

  Required Vote. Approval of Proposal 1 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of that Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of that Fund are so present or represented, or (2) more than 50% of the outstanding shares of that Fund. Shareholders who vote "for" Proposal 1 will vote "for" each proposed change described above that is applicable to their Fund. Those shareholders who wish to vote against any of the specific proposed changes described above may do so on the proxy provided. Only those specific proposed changes approved by the required vote will become effective.

                     THE BOARD UNANIMOUSLY RECOMMENDS THAT
                      SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

               PROPOSAL 2: TO ELECT THE DIRECTORS OF STOCK FUNDS

  The Board has nominated the individuals identified below for election to the Board at the Meeting. Stock Funds currently has ten directors. Vacancies on the Board are generally filled by appointment by the remaining directors. However, the 1940 Act provides that vacancies may not be filled by directors unless thereafter at least two-thirds of the directors shall have been elected by shareholders. To ensure continued compliance with this rule without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this Meeting to elect the current ten directors to hold office until the next meeting of shareholders. Consistent with the provisions of Stock Funds' by-laws, and as permitted by Maryland law, Stock Funds does not anticipate holding annual shareholder meetings. Thus, the directors will be elected for indefinite terms, subject to termination or resignation. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

  All of the Independent Directors (i.e., directors who are not "interested persons" of Stock Funds, as such term is defined in the 1940 Act) now being proposed for election were nominated and selected by Independent Directors. Eight of the ten current directors are Independent Directors.

  The persons named as attorneys-in-fact in the enclosed proxy have advised Stock Funds that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below.

  The nominees for director, their ages, a description of their principal occupations, the number of Stock Funds shares owned by each, and their respective memberships on Board committees are listed in the table below.

                                                                                      Number of
                                                                                    Stock Funds'
                                                                                        Shares
                                                                                     Beneficially
                                                                                        Owned
                                                                     Director or     Directly or
                                    Principal Occupation          Executive Officer Indirectly on
    Name, Position with            and Business Experience            of Stock      Dec. 31, 1998  Member of
    Stock Funds, and Age         (during the past five years)        Funds Since         (1)       Committee
-------------------------------------------------------------------------------------------------------------
 Charles W. Brady,          Chief Executive Officer and Director        1993                 0    (3),(5),(6)
 Chairman of the Board      of AMVESCAP PLC, London, England,
 Age 63*                    and of various subsidiaries thereof.
                            Chairman of the Board of INVESCO
                            Global Health Sciences Fund.

 Fred A. Deering,           Trustee of INVESCO Global Health            1993           68.5540    (2),(3),(5)
 Vice Chairman of the       Sciences Fund. Formerly, Chairman of
 Board Age 71               the Executive Committee and Chairman
                            of the Board of Security Life of
                            Denver Insurance Company, Denver,
                            Colorado; Director of ING American
                            Holdings Company and First ING Life
                            Insurance Company of New York.

 Mark H. Williamson,        President, Chief Executive Officer,         1998                 0    (3),(5)
 President, Chief Executive and Director, INVESCO Distributors
 Officer, and Director      Inc.; President, Chief Executive
 Age 47*                    Officer, and Director, INVESCO;
                            President, Chief Operating Officer,
                            and Trustee, INVESCO Global Health
                            Sciences Fund. Formerly, Chairman of
                            the Board and Chief Executive
                            Officer, NationsBanc Advisors, Inc.
                            (1995-1997); Chairman of the Board,
                            NationsBanc Investments, Inc. (1997-
                            1998).

 Dr. Victor L. Andrews,     Professor Emeritus, Chairman                1993           68.5540    (4),(6),(8)
 Director                   Emeritus and Chairman of the CFO
 Age 68                     Roundtable of the Department of
                            Finance of Georgia State University,
                            Atlanta, Georgia and President,
                            Andrews Financial Associates, Inc.
                            (consulting firm). Formerly, member
                            of the faculties of the Harvard
                            Business School and the Sloan School
                            of Management of MIT. Dr. Andrews is
                            also a director of the Sheffield
                            Funds, Inc.

                                                                                Number of
                                                                              Stock Funds'
                                                                                  Shares
                                                                               Beneficially
                                                                                  Owned
                                                               Director or     Directly or
                              Principal Occupation          Executive Officer Indirectly on
 Name, Position with         and Business Experience            of Stock      Dec. 31, 1998
 Stock Funds, and Age      (during the past five years)        Funds Since         (1)      Member of Committee
---------------------------------------------------------------------------------------------------------------
 Bob R. Baker,        President and Chief Executive               1993           68.5540    (3),(4),(5)
 Director             Officer of AMC Cancer Research
 Age 62               Center, Denver, Colorado, since
                      January 1989; until December 1988,
                      Vice Chairman of the Board, First
                      Columbia Financial Corporation,
                      Englewood, Colorado. Formerly,
                      Chairman of the Board and Chief
                      Executive Officer of First Columbia
                      Financial Corporation.

 Lawrence H. Budner,  Trust Consultant. Prior to June             1993          696.6170    (2),(6),(7)
 Director             1987, Senior Vice President and
 Age 68               Senior Trust Officer, InterFirst
                      Bank, Dallas, Texas.

 Dr. Wendy Lee Gramm, Self-employed (since 1993).                 1997           68.5540    (4),(8)
 Director Nominee     Professor of Economics and Public
 Age 54               Administration, University of Texas
                      at Arlington. Formerly, Chairman,
                      Commodities Futures Trading
                      Commission (1988-1993);
                      Administrator for Information and
                      Regulatory Affairs, Office of
                      Management and Budget (1985-1988);
                      Executive Director, Presidential
                      Task Force on Regulatory Relief;
                      Director, Federal Trade Commission
                      Bureau of Economics. Director of the
                      Chicago Mercantile Exchange, Enron
                      Corporation, IBP, Inc., State Farm
                      Insurance Company, Independent
                      Women's Forum, International
                      Republic Institute, and the
                      Republican Women's Federal Forum.

 Kenneth T. King,     Presently retired. Formerly,                1993           68.5540    (2),(3),(5),(6),(7)
 Director             Chairman of the Board, The Capitol
 Age 73               Life Insurance Company, Providence
                      Washington Insurance Company, and
                      Director of numerous U.S.
                      subsidiaries thereof. Formerly,
                      Chairman of the Board, The
                      Providence Capitol Companies in the
                      United Kingdom and Guernsey. Until
                      1987, Chairman of the Board, Symbion
                      Corporation.

                                                                             Number of
                                                                           Stock Funds'
                                                                               Shares
                                                                            Beneficially
                                                                               Owned
  Name, Position                                            Director or     Directly or
       with                Principal Occupation          Executive Officer Indirectly on
 Stock Funds, and         and Business Experience            of Stock      Dec. 31, 1998    Member of
        Age             (during the past five years)        Funds Since         (1)         Committee
--------------------------------------------------------------------------------------------------------
 John W. McIntyre, Presently retired. Formerly, Vice           1995           68.5540    (2),(3),(5),(7)
 Director          Chairman of the Board, The Citizens
 Age 68            and Southern Corporation; Chairman
                   of the Board and Chief Executive
                   Officer, The Citizens and Southern
                   Georgia Corporation; Chairman of the
                   Board and Chief Executive Officer,
                   The Citizens and Southern National
                   Bank. Trustee of INVESCO Global
                   Health Sciences Fund and Gables
                   Residential Trust, Employee's
                   Retirement System of Georgia, Emory
                   University, and the J.M. Tull
                   Charitable Foundation; Director of
                   Kaiser Foundation Health Plans of
                   Georgia, Inc.

 Dr. Larry Soll,   Presently retired. Formerly,                1997           68.5540    (4),(8)
 Director          Chairman of the Board (1987-1994),
 Age 56            Chief Executive Officer (1982-1989
                   and 1993-1994) and President (1982-
                   1989) of Synergen Inc., Director of
                   Synergen Inc. since incorporation in
                   1982. Director of Isis
                   Pharmaceuticals, Inc. Trustee of
                   INVESCO Global Health Sciences Fund.

*Because of his affiliation with INVESCO, with a Fund's investment adviser, or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of Stock Funds, as that term is defined in the 1940 Act.

  (1) As interpreted by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to that security. The persons listed have partial or complete voting and investment power with respect to their respective Fund shares.

  (2) Member of the Audit Committee

  (3) Member of the Executive Committee

  (4) Member of the Management Liaison Committee

  (5) Member of the Valuation Committee

  (6) Member of the Compensation Committee

  (7) Member of the Soft Dollar Brokerage Committee

  (8) Member of the Derivatives Committee

  The Board has audit, management liaison, soft dollar brokerage and derivatives committees consisting of Independent Directors, and compensation, executive and valuation committees consisting of Independent Directors and non-independent directors. The Board does not have a nominating committee. The audit committee, consisting of four Independent Directors, meets quarterly with Stock Funds' independent accountants and executive officers of Stock Funds. This committee reviews the accounting principles being applied by Stock Funds in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. All of the recommendations of the audit committee are reported to the full Board. During the intervals between the meetings of the Board, the executive committee may exercise all powers and authority of the Board in the management of Stock Funds' business, except for certain powers which, under applicable law and/or Stock Funds' by-laws, may only be exercised by the full Board. All decisions by the executive committee are subsequently submitted for ratification by the Board. The management liaison committee meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of Stock Funds, and to review legal and operational matters that have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The soft dollar brokerage committee meets periodically to review soft dollar transactions by the Funds, and to review policies and procedures of the Funds' adviser with respect to soft dollar brokerage transactions. The committee then reports on these matters to the Board. The derivatives committee meets periodically to review derivatives investments made by the Funds. The committee monitors derivatives usage by the Funds and the procedures utilized by the Funds' adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Board. The committee then reports on these matters to the Board.

  Each Independent Director receives an annual retainer of $56,000 for their service to the INVESCO Funds. Additionally, each Independent Director receives $3,000 for in-person attendance at each board meeting and $1,000 for in-person attendance at each committee meeting. The chairmen of the audit and management liaison committees receive an annual fee of $4,000 for serving in such capacity.

  During the past fiscal year, the Board met five times, the audit committee met four times, the compensation committee met twice, the management liaison committee met four times, the soft dollar brokerage committee met three times, and the derivatives committee met four times. The executive committee did not meet. During Stock Funds' last fiscal year, each Director nominee attended 75% or more of the Board meetings and meetings of the committees of the Board on which he or she served.

  The Independent Directors nominate individuals to serve as Independent Directors, without any specific nominating committee. The Board ordinarily will not consider unsolicited director nominations recommended by the Funds' shareholders. The Board, including its Independent Directors, unanimously approved the nomination of the foregoing persons to serve as directors and directed that the election of these nominees be submitted to Stock Funds' shareholders.

  The following table sets forth information relating to the compensation paid to directors during the last fiscal year:

                               COMPENSATION TABLE

                      AMOUNTS PAID DURING THE MOST RECENT
                    FISCAL YEAR BY STOCK FUNDS TO DIRECTORS

                                                                                          Total
                                                                                       Compensation
                                                                                       from Stock
                                                                                        Funds and
                                                   Pension or                         the other 14
                              Aggregate       Retirement Benefits    Estimated Annual INVESCO Funds
                          Compensation from    Accrued as Part of     Benefits Upon      Paid to
Name of Person, Position    Stock Funds(1)   Stock Funds Expenses(2)  Retirement(3)   Directors(1)
----------------------------------------------------------------------------------------------------
Fred A.
Deering,
Vice Chair-
man of the
Board and
Director                       $ 3,488               $ 2,675             $ 1,717        $103,700
Dr. Victor
L. Andrews,
Director                       $ 3,487               $ 2,528             $ 1,987        $ 80,350
Bob R. Bak-
er,
Director                       $ 3,644               $ 2,257             $ 2,663        $ 84,000
Lawrence H.
Budner,
Director                       $ 3,385               $ 2,528             $ 1,987        $ 79,350
Daniel D.
Chabris(4),
Director                       $ 3,369               $ 2,733             $ 1,483        $ 70,000
Dr. Wendy
L. Gramm,
Director                       $ 2,297               $     0             $     0        $ 77,050
Kenneth T.
King,
Director                       $ 3,143               $ 2,778             $ 1,557        $ 79,000
John W. Mc-
Intyre,
Director                       $ 3,183               $     0             $     0        $ 98,500
Dr. Larry
Soll,
Director                       $ 2,978               $     0             $     0        $ 96,000
                               -------               -------             -------        --------
TOTAL                          $28,974               $15,499             $11,394        $767,950
                               =======               =======             =======        ========
AS A PER-
CENTAGE OF
NET ASSETS                      0.0022%(5)            0.0012%(5)                          0.0035%(6)

--------
(1) The Vice Chairman of the Board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and Independent Director members of the committees of Stock Funds receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.
(2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

(3) These figures represent the Funds' share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health Sciences Fund, which does not participate in this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of Funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are farther from retirement. With the exception of Drs. Soll and Gramm, each of these directors has served as director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan. Although Mr. McIntyre became eligible to participate in the Defined Benefit Deferred Compensation Plan as of November 1, 1998, he will not be included in the calculation of retirement benefits until Novmber 1, 1999.

(5) Total as a percentage of the Funds' net assets as of April 30, 1998.

(6) Total as a percentage of the net assets of the 15 INVESCO Funds in the INVESCO Complex as of December 31, 1998.

  Stock Funds pays its Independent Directors, Board vice chairman, committee chairmen and committee members the fees described above. Stock Funds also reimburses its Independent Directors for travel expenses incurred in attending meetings. Charles W. Brady, Chairman of the Board, and Mark H. Williamson, President, Chief Executive Officer, and Director, as "interested persons" of Stock Funds and of other INVESCO Funds, receive compensation and are reimbursed for travel expenses incurred in attending meetings as officers or employees of INVESCO or its affiliated companies, but do not receive any director's fees or other compensation from Stock Funds or other INVESCO Funds for their services as directors.

  The overall direction and supervision of Stock Funds is the responsibility of the Board, which has the primary duty of ensuring that Stock Fund's general investment policies and programs are adhered to and that Stock Fund is properly administered. The officers of Stock Funds, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day administration of Stock Funds. The investment adviser for Stock Funds has the primary responsibility for making investment decisions on behalf of Stock Funds. These investment decisions are reviewed by the investment committee of INVESCO.

  All of the officers and directors of Stock Funds hold comparable positions with the following INVESCO Funds: INVESCO Bonds Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc. and INVESCO Multiple Asset Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Variable Investment Funds, Inc., INVESCO Value Trust, and INVESCO Treasurer's Series Trust.

  The Boards of the Funds managed by INVESCO have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the non-interested directors and trustees of the Funds. Under the Plan, each director or trustee who is not an interested person of the Funds (as defined in Section 2(a)(19) of the 1940
Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, upon termination of service as director (normally at retirement age 72 or the retirement age of 73 or 74, if the retirement date is extended by the Boards for one or two years, but less than three years) continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the Funds to the Qualified Director at the time of his or her retirement (the "Basic Benefit"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of any director whose retirement has been extended by the Board for three years, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the Funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him or her or to his or her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the Funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to his or her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Funds began making payments to Mr. Chabris as of October 1, 1998 under the Plan. Stock Funds has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

  The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. The deferred amounts have been invested in shares of certain INVESCO Funds. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any Fund shares that they may own directly or beneficially.

 Required Vote. Election of each nominee as a director of Stock Funds requires the vote of a plurality of the votes of Stock Funds cast at the Meeting in person or by proxy.

  THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 2.

     PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                  ACCOUNTANTS

  The Board of Stock Funds, including all of its Independent Directors, has selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of each Fund, subject to ratification by each Fund's shareholders. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in any of the Funds. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

  The independent accountants examine annual financial statements for the Funds and provide other audit and tax-related services. In recommending the selection of PricewaterhouseCoopers LLP, the directors reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.

  Required Vote. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants with respect to a Fund requires the vote of a majority of the votes of that Fund present at the Meeting, provided a quorum is present.

  THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

     INFORMATION CONCERNING ADVISER, DISTRIBUTOR AND AFFILIATED COMPANIES

  INVESCO, a Delaware corporation, serves as each Fund's investment adviser, and provides other services to each Fund and to Stock Funds. INVESCO Distributors, Inc. ("IDI"), a Delaware corporation that serves as each Fund's distributor, is a wholly owned subsidiary of INVESCO. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly owned subsidiary of AMVESCAP PLC.(/1/)

  The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. INVESCO currently serves as investment adviser of 14 open-end investment companies having approximate aggregate net assets in excess of $21.1 billion, as of December 31, 1998.

  The principal executive officers and directors of INVESCO and their principal occupations are:

  Mark H. Williamson, Chairman of the Board, President, Chief Executive Officer and Director, also, President and Chief Executive Officer of IDI; Charles P. Mayer, Senior Vice President and Director, also, Senior Vice President and Director of IDI; Ronald L. Grooms, Director and Senior Vice-President and Treasurer, also, Director and Senior Vice-President and Treasurer of IDI; Richard W. Healey, Senior Vice President and Director, also, Senior Vice President and Director of IDI; Timothy J. Miller, Senior Vice President and Director, also, Senior Vice President and Director of IDI; and Glen A. Payne, Senior Vice-President, Secretary and General Counsel, also Senior Vice-President, Secretary and General Counsel of IDI.

  The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

  Pursuant to an Administrative Services Agreement between Stock Funds and INVESCO, INVESCO provides administrative services to Stock Funds, including sub-accounting and recordkeeping services and functions. During the fiscal year ended April 30, 1998, Stock Funds paid INVESCO, which also serves as Stock Funds' registrar, transfer agent and dividend disbursing agent, total compensation of $2,327,242 for such services.

                                OTHER BUSINESS

  The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

--------

(1) The intermediary companies between INAH and AMVESCAP PLC are as follows:
INVESCO, Inc., AMVESCAP Group Services, Inc., AVZ, Inc. and INVESCO North American Group, Ltd., each of which is wholly owned by its immediate parent.

                             SHAREHOLDER PROPOSALS

  Stock Funds does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of Stock Funds, 7800 East Union Avenue, Denver, Colorado 80237. Stock Funds has not received any shareholder proposals to be presented at this meeting.

                                        By order of the Board of Directors,

                                        /s/ Glen A. Payne

                                        Glen A. Payne
                                        Secretary

March 23, 1999

                                  APPENDIX A

                            PRINCIPAL SHAREHOLDERS

  The following table sets forth the beneficial ownership of each Fund's outstanding equity securities as of March 12, 1999 by each beneficial owner of 5% or more of a Fund's outstanding equity securities.

Name                                                  Amount and
and                                                   Nature of
Address                                               Ownership       Percentage
-------                                               ----------      ----------
              Beneficial owners of 5% or more of Dynamics Fund:
              -------------------------------------------------

Charles Schwab & Co. Inc.                             14,484,910.8900 13.62%
Special Custody Account for the Exclusive Benefit of
 Customers                                                     Record
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

            Beneficial owners of 5% or more of Growth & Income Fund
            -------------------------------------------------------

Charles Schwab & Co. Inc.                                485,781.5380 12.99%
Special Custody Account for the Exclusive Benefit of
 Customers                                                     Record
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
National Financial Services Corp.                        289,877.6000  7.75%
The Exclusive Benefit of Customers                             Record
One World Financial Center
200 Liberty Street, 5th Floor
Attn: Kate Recon
New York, NY 10281-5500

               Beneficial owners of 5% or more of Endeavor Fund
               ------------------------------------------------

Charles Schwab & Co. Inc.                              1,198,288.9280 28.62%
Special Custody Account for the Exclusive Benefit of
 Customers                                                     Record
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
National Financial Services Corp.                        438,302.9010 10.47%
The Exclusive Benefit of Customers                             Record
One World Financial Center
200 Liberty Street, 5th Floor
Attn: Kate Recon
New York, NY 10281-5500

[Name and Address]


                              INVESCO DYNAMICS FUND
                            INVESCO STOCK FUNDS, Inc.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

         This proxy is being solicited on behalf of the Board of Directors of INVESCO Stock Funds, Inc. (the "Company") and relates to the proposals with respect to Stock Funds and to INVESCO Dynamics Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                              [X] KEEP THIS PORTION
                                FOR YOUR RECORDS

                                                                                   DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                              INVESCO DYNAMICS FUND
                            INVESCO STOCK FUNDS, Inc.


Vote on Directors                                       FOR       WITHHOLD       FOR ALL
                                                        ALL          ALL          EXCEPT
2.   Election of the  Company's  Board of Directors:    [_]          [_]           [_]        To  withhold   authority
     (1) Charles W. Brady; (2) Fred A. Deering;  (3)                                          to vote,  mark  "For All
     Mark H. Williamson;  (4) Dr. Victor L. Andrews;                                          Except"  and  write  the
     (5) Bob  R.  Baker;   (6) Lawrence  H.  Budner;                                          nominee's  number on the
     (7) Dr. Wendy  Lee Gramm;  (8) Kenneth T. King;                                          line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll;
                                                                                              ------------------------

Vote On Proposals                                                                FOR         AGAINST        ABSTAIN
                                                                                 ALL           ALL            ALL
1.   Approval of changes to the fundamental investment                           [_]           [_]            [_]
     restrictions;

[_] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

                                                                                 FOR         AGAINST        ABSTAIN




3.   Ratification of the selection of PricewaterhouseCoopers                     [_]           [_]            [_]
     LLP as the Fund's Independent Public Accountants.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET,
PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED
ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-690-6903 TOLL FREE OR
VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX
YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


-----------------------------------------------------------------------  Date
Signature


-----------------------------------------------------------------------  Date
Signature (Joint Owners)

[Back]




To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

1.       _______________________________

 [Name and Address]


                          INVESCO GROWTH & INCOME FUND
                            INVESCO STOCK FUNDS, Inc.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

         This proxy is being solicited on behalf of the Board of Directors of INVESCO Stock Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Growth & Income Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                      [X]
KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                          INVESCO GROWTH & INCOME FUND
                            INVESCO STOCK FUNDS, Inc.

Vote on Directors                                       FOR      WITHHOLD ALL      FOR ALL
                                                        ALL                        EXCEPT

2.   Election of the  Company's  Board of Directors:    [_]         [_]             [_]       To  withhold   authority
     (1) Charles W. Brady; (2) Fred A. Deering;  (3)                                          to vote,  mark  "For All
     Mark H. Williamson;  (4) Dr. Victor L. Andrews;                                          Except"  and  write  the
     (5) Bob  R.  Baker;   (6) Lawrence  H.  Budner;                                          nominee's  number on the
     (7) Dr. Wendy  Lee Gramm;  (8) Kenneth T. King;                                          line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll;
                                                                                              ------------------------

Vote On Proposals                                                                FOR         AGAINST        ABSTAIN
                                                                                 ALL           ALL            ALL

1.   Approval of changes to the fundamental investment                           [_]           [_]            [_]
     restrictions;
     To vote against the proposed changes to one or more
     of the specific fundamental investment restrictions,
     but to approve others, PLACE AN "X" IN THE BOX AT
     LEFT and indicate the letter(s) (as set forth in the
     proxy statement) of the investment restriction or
     restrictions you do not want to change on the line
     on the reverse side. If you choose to vote
     differently on individual restrictions, you must mail
     in your proxy card. If you choose to vote the same on
     all restrictions pertaining to your fund, telephone and
     Internet voting are available.

                                                                                 FOR         AGAINST        ABSTAIN

                                                                                 [_]           [_]            [_]


3.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's  [_]             [_]           [_]
     Independent Public Accountants.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


----------------------------------------------------    ----------------------
Signature                                               Date


----------------------------------------------------    ----------------------
Signature (Joint Owners)                                Date

[Back]


To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

1.       ______________________________

[Name and Address]


                              INVESCO ENDEAVOR FUND
                            INVESCO STOCK FUNDS, Inc.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

         This proxy is being solicited on behalf of the Board of Directors of INVESCO Stock Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Endeavor Fund, a series of the Company (Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
[X]                                           KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                              INVESCO ENDEAVOR FUND
                            INVESCO STOCK FUNDS, Inc.


Vote on Directors                                       FOR       WITHHOLD       FOR ALL
                                                        ALL          ALL         EXCEPT
2.   Election of the Company's Board of Directors:      [_]          [_]          [_]         To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                           to vote, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                           Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                                nominee's number on the
     (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King;                                            line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll;
                                                                                              -----------------------

Vote On Proposals                                                                  FOR         AGAINST        ABSTAIN
                                                                                   ALL           ALL            ALL

1.   Approval of changes to the fundamental investment                             [_]           [_]            [_]
     restrictions;

[_] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN THE BOX AT
     LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

                                                                                   FOR         AGAINST        ABSTAIN

3.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's     [_]           [_]            [_]
     Independent Public Accountants.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person


-------------------------------------------------  -----------------------------
Signature                                          Date

-------------------------------------------------  -----------------------------
Signature (Joint Owners)                           Date

[Back]


To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

1.       _______________________________